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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 28, 1997




                            KRAUSE'S FURNITURE, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        0-17868                77-0310773
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(State or Other Jurisdiction       Commission File No.      (I.R.S. Employer
     of Incorporation)                                      Identification No.)



200 North Berry Street, Brea, California                        92821-3903
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(Address of principal executive offices)                        (Zip Code)



                                 (714) 990-3100
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              (Registrant's telephone number, including area code)












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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 5. OTHER EVENTS

        Form S-1 Registration Statement

See press release attached as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Financial Statements of Businesses Acquired.

             Not applicable.

        (b)  Pro Forma Financial Information.

             Not applicable.

        (c)  Exhibits.

             An exhibit filed with this report is identified in the Exhibit Index at Page 4.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          KRAUSE'S FURNITURE, INC.
                                          (Registrant)


Date:    December 3, 1997                 /s/ ROBERT A. BURTON
                                          --------------------------------------
                                          Robert A. Burton
                                          Senior Vice President and Chief
                                          Financial Officer
                                          (Principal Financial Officer and
                                          Principal Accounting Officer)












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                                  EXHIBIT INDEX


Exhibit
  No.                 Description
-------               ---------------------------------------------
 99.1                 Text of Press Release dated November 28, 1997














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